Supplement Dated May 31, 2019
to the Summary Prospectus
Dated July 11, 2018,
As Revised August 15, 2018,
of
MORNINGSTAR FUNDS TRUST
Morningstar Total Return Bond Fund (the “Fund”)

Elimination of Fee Waiver Recapture

I. Effective immediately, the following language is removed from the fourth footnote under the table in the “Fees and Expenses of the Fund” section of the Summary Prospectus (SUMM PRO p. 1):

Subject to approval by the board, the Fund has agreed to reimburse the adviser for any waived fees or expenses assumed for the Fund in later periods; provided, however, that the repayment shall be payable only to the extent that it (1) can be made during the three years after the end of the calendar month in which the adviser waived fees or assumed expenses for the Fund, and (2) can be repaid without causing the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) to exceed the lesser of any applicable expense limitation that was in place for the Fund at the time of the waiver and/or assumption of expenses or at the time of the repayment.

Resignation of John P. McLaughlin from Morningstar Investment Management LLC

II. Effective as of the date of this supplement, John P. McLaughlin has resigned from Morningstar Investment Management LLC and will no longer serve as a portfolio manager for the Fund.  Accordingly, as of the date of this supplement, all references to John P. McLaughlin are deleted.  Following Mr. McLaughlin’s resignation, Daniel E. McNeela, CFA, a senior portfolio manager and co-head of target risk strategies for Morningstar’s Investment Management group, and Michelle R. Ward, CFA, an associate portfolio manager for Morningstar’s Investment Management group, who have served together as portfolio managers of the Fund since its inception, will continue to be primarily responsible for the day-to-day management of the Fund’s portfolio on behalf of Morningstar Investment Management LLC.

Please retain this supplement for future reference.